SHAREHOLDERS' EQUITY AND INCOME PER COMMON SHARE	12 Months Ended
Dec. 31, 2014
SHAREHOLDERS' EQUITY AND INCOME PER COMMON SHARE [Abstract]
SHAREHOLDERS' EQUITY AND INCOME PER COMMON SHARE
NOTE 12 – SHAREHOLDERS’ EQUITY AND INCOME PER COMMON SHARE

On July 26, 2013, we executed a Securities Purchase Agreement (“SPA”) with the U.S. Department of the Treasury (“UST”).  Under the terms of the SPA, we agreed to purchase from the UST for $81.0 million in cash consideration:  (i) 74,426 shares of our Series B Fixed Rate Cumulative Mandatorily Convertible Preferred Stock, with an original liquidation preference of $1,000 per share (“Series B Preferred Stock”), including all accrued and unpaid dividends; and (ii) the Amended and Restated Warrant to purchase 346,154 shares of our common stock at an exercise price of $7.234 per share and expiring on December 12, 2018 (the “Amended Warrant”).  On August 30, 2013, we closed the SPA transaction with the UST and we exited the Troubled Asset Relief Program (“TARP”).  On that date, the Series B Preferred Stock and Amended Warrant had book balances of $87.2 million (including accrued dividends) and $1.5 million, respectively. This transaction resulted in a discount of $7.7 million, of which $7.6 million was allocated to the Series B Preferred Stock and included in net income applicable to common stock and $0.1 million was allocated to the Amended Warrant and recorded to common stock.

On August 28, 2013, we sold 11.5 million shares of our common stock for gross proceeds of $89.1 million in a public offering and on September 10, 2013, we sold an additional 1.725 million shares of our common stock for gross proceeds of $13.4 million pursuant to the underwriters’ overallotment option (collectively, the “Common Stock Offering”).  The net proceeds from the Common Stock Offering were approximately $97.1 million.

On November 15, 2011, we entered into a Tax Benefits Preservation Plan (the "Preservation Plan") with our stock transfer agent, American Stock Transfer & Trust Company. Our Board of Directors adopted the Preservation Plan in an effort to protect the value to our shareholders of our ability to use deferred tax assets, such as net operating loss carry forwards, to reduce potential future federal income tax obligations. Under federal tax rules, this value could be lost in the event we experienced an "ownership change," as defined in Section 382 of the federal Internal Revenue Code. The Preservation Plan attempts to protect this value by reducing the likelihood that we will experience such an ownership change by discouraging any person who is not already a 5% shareholder from becoming a 5% shareholder (with certain limited exceptions).

On November 15, 2011, our Board of Directors declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of our common stock under the terms of the Preservation Plan. The dividend is payable to the holders of common stock outstanding as of the close of business on November 15, 2011, or outstanding at any time thereafter but before the earlier of a "Distribution Date" and the date the Preservation Plan terminates. Each Right entitles the registered holder to purchase from us 1/1000 of a share of our Series C Junior Participating Preferred Stock, no par value per share ("Series C Preferred Stock"). Each 1/1000 of a share of Series C Preferred Stock has economic and voting terms similar to those of one whole share of common stock. The Rights are not exercisable and generally do not become exercisable until a person or group has acquired, subject to certain exceptions and conditions, beneficial ownership of 4.99% or more of the outstanding shares of common stock. At that time, each Right will generally entitle its holder to purchase securities of the Company at a discount of 50% to the current market price of the common stock. However, the Rights owned by the person acquiring beneficial ownership of 4.99% or more of the outstanding shares of common stock would automatically be void. The significant dilution that would result is expected to deter any person from acquiring beneficial ownership of 4.99% or more and thereby triggering the Rights.

To date, none of the Rights have been exercised or have become exercisable because no unpermitted 4.99% or more change in the beneficial ownership of the outstanding common stock has occurred. The Rights will generally expire on the earlier to occur of the close of business on November 15, 2016 and certain other events described in the Preservation Plan, including such date as our Board of Directors determines that the Preservation Plan is no longer necessary for its intended purposes.

A reconciliation of basic and diluted net income per common share for the years ended December 31 follows:

	2014	2013	2012
	(In thousands, except per share amounts)
Net income applicable to common stock	$18,021	$82,062	$21,851
Convertible preferred stock dividends	-	3,001	4,347
Preferred stock discount	-	(7,554)	-
Net income applicable to common stock for calculation of diluted earnings per share	$18,021	$77,509	$26,198

Weighted average shares outstanding (1)	22,927	13,970	8,709
Restricted stock units	306	363	216
Effect of stock options	124	92	2
Stock units for deferred compensation plan for non-employee directors	114	125	66
Effect of convertible preferred stock	-	7,314	23,892
Weighted average shares outstanding for calculation of diluted earnings per share	23,471	21,864	32,885
Net income per common share
Basic (1)	$0.79	$5.87	$2.51
Diluted	$0.77	$3.55	$0.80

(1)Basic net income per common share includes weighted average common shares outstanding during the period and participating share awards.

Weighted average stock options outstanding that were not considered in computing diluted net income per common share because they were anti-dilutive totaled 0.03 million, 0.1 million and 0.1 million for 2014, 2013 and 2012, respectively. The Amended Warrant issued to the UST to purchase 346,154 shares of our common stock was also not considered in computing the diluted net income per common share in 2013 and 2012 as it was anti-dilutive.